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                                                                    EXHIBIT 23.1



                        Consent of Independent Auditors
                        -------------------------------



The Board of Directors
Varity Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                       /s/ KPMG Peat Marwick LLP
                                       KPMG Peat Marwick LLP

Buffalo, New York
January 23, 1995